SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                         Deutsche Large Cap Value Fund


The Board of Directors of Deutsche Large Cap Value Fund (Acquired Fund) has given approval to proposals by Deutsche Investment Management Americas Inc. (Advisor), the advisor of the Acquired Fund, to implement the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy for the Acquired Fund, effective on or about October 3, 2016, and to effect the merger of the Acquired Fund into Deutsche CROCI (Reg. TM) U.S. Fund (Acquiring Fund), on or about December 12, 2016.


The merger is expected to be a tax-free reorganization for federal income tax purposes. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, by calling (800) 728-3337 or by asking your financial advisor.


THE FOLLOWING CHANGES ARE EFFECTIVE FOR THE FUND ON OR ABOUT OCTOBER 3, 2016:

The following information replaces similar disclosure contained under the "PRINCIPAL INVESTMENT STRATEGY" section within the summary section of the fund's prospectus.


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. While the market capitalization range of the Russell 1000 (Reg. TM) Value Index changes throughout the year, as of June 30, 2016, the market capitalization range of the Russell 1000 (Reg. TM) Value Index was between approximately $1.48 billion and $515.59 billion. The companies are selected using the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy as one factor. Portfolio management will select stocks from among companies in the S&P 500 Index (excluding companies from the financial sector) which are under CROCI (Reg. TM) coverage at any given time (as of December 2015, approximately 302 companies that are part of the S&P 500 Index were under CROCI (Reg. TM) coverage). Initially, approximately 40 companies will be identified from the selection universe. The companies are selected on the basis of an economic valuation using the CROCI (Reg. TM) methodology, among other criteria. In addition, portfolio management will apply liquidity and trading controls that seek to reduce portfolio turnover and transaction costs. The fund's portfolio will be rebalanced periodically.


MANAGEMENT PROCESS. Portfolio management will select stocks of companies that offer economic value, utilizing the CROCI (Reg. TM) strategy as one factor, among other factors. Under the CROCI (Reg. TM) strategy, economic value is measured using various metrics such as the CROCI (Reg. TM) Economic Price Earnings Ratio. The CROCI (Reg. TM) Economic Price Earnings Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI (Reg. TM) Economic Price Earnings Ratio and other CROCI (Reg. TM) metrics may be adjusted from time to time. The CROCI (Reg. TM) strategy may apply other measures of company valuation, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI (Reg. TM) strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.


The fund is rebalanced periodically in accordance with the CROCI (Reg. TM) strategy's rules (re-selecting the approximately 40 stocks that make up the fund). During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity and trading controls and managing the portfolio with tax efficiency in mind.



September 28, 2016
PROSTKR-708

                                                   Deutsche
                                                   Asset Management [DB Logo]

The following information replaces similar disclosure contained under the "PRINCIPAL INVESTMENT STRATEGY" section within the "FUND DETAILS" section of the fund's prospectus.


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. While the market capitalization range of the Russell 1000 (Reg. TM) Value Index changes throughout the year, as of June 30, 2016, the market capitalization range of the Russell 1000 (Reg. TM) Value Index was between approximately $1.48 billion and $515.59 billion. The companies are selected using the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy as one factor. Portfolio management will select stocks from among companies in the S&P 500 Index (excluding companies from the financial sector) which are under CROCI (Reg. TM) coverage at any given time (as of December 2015, approximately 302 companies that are part of the S&P 500 Index were under CROCI (Reg. TM) coverage). Initially, approximately 40 companies will be identified from the selection universe. The companies are selected on the basis of an economic valuation using the CROCI (Reg. TM) methodology, among other criteria. In addition, portfolio management will apply liquidity and trading controls that seek to reduce portfolio turnover and transaction costs. The fund's portfolio will be rebalanced periodically.


MANAGEMENT PROCESS. Portfolio management will select stocks of companies that offer economic value, utilizing the CROCI (Reg. TM) strategy as one factor, among other factors. Under the CROCI (Reg. TM) strategy, economic value is measured using various metrics such as the CROCI (Reg. TM) Economic Price Earnings Ratio. The CROCI (Reg. TM) Economic Price Earnings Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI (Reg. TM) Economic Price Earnings Ratio and other CROCI (Reg. TM) metrics may be adjusted from time to time. The CROCI (Reg. TM) strategy may apply other measures of company valuation, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI (Reg. TM) strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.


The fund is rebalanced periodically in accordance with the CROCI (Reg. TM) strategy's rules (re-selecting the approximately 40 stocks that make up the fund). During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity and trading controls and managing the portfolio with tax efficiency in mind.


The CROCI (Reg. TM) strategy is supplied by the CROCI (Reg. TM) Investment Strategy and Valuation Group through a licensing arrangement with the fund's Advisor.


CROCI (Reg. TM) INVESTMENT PROCESS. The CROCI (Reg. TM) Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI (Reg. TM) Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.


Many technical aspects of the generally accepted accounting principles of large financial companies make these companies poorly suited to consistent valuation using standards maintained by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Accordingly, financial stocks have been excluded from the fund's investable universe.



September 28, 2016
PROSTKR-708
                                       2

The following disclosure is added under the "MAIN RISKS" section within the summary section and the "Fund Details" section of the fund's prospectus:


CROCI (Reg. TM) RISK. The fund will be managed using the CROCI (Reg. TM) Investment Process which is based on portfolio management's belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI (Reg. TM)( )Economic P/E ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.


The calculation of financial metrics used by the fund (such as, among others, the CROCI (Reg. TM) Economic P/E ratio) are determined by the CROCI (Reg. TM)( )Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.

ALL DISCLOSURE AND REFERENCES IN THE FUND'S PROSPECTUS TO "FOREIGN INVESTMENT RISK" AND "ACTIVE TRADING RISK" ARE HEREBY DELETED.


The following disclosure is added under the "AVERAGE ANNUAL TOTAL RETURNS" sub-heading of the "PAST PERFORMANCE" section of the fund's prospectus.


Effective on or about October 3, 2016, the Standard & Poor's (S&P) 500 Index replaces the Russell 1000 (Reg. TM) Value Index as the comparative broad-based securities market index because the Advisor believes that the Standard & Poor's (S&P) 500 Index more closely reflects the fund's overall investments.

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


DI KUMBLE, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

JOHN MOODY, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information is added to the existing disclosure contained under "The Investment Advisor" sub-heading of the "WHO MANAGES AND OVERSEES THE FUND" section of the fund's prospectus:



The Advisor has entered into an agreement with an affiliate of the Advisor to license the fund's CROCI (Reg. TM) strategy. The Advisor, not the fund, is responsible for paying the licensing fees.

The following information replaces the existing disclosure contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of the fund's prospectus.


DI KUMBLE, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.
o  Senior Portfolio Manager, Head of Tax Managed Equities: New York.

o Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

o  PhD in Chemistry, Princeton University.


JOHN MOODY, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.
o  Portfolio Analyst: New York.

o Joined Deutsche Asset Management in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

o  BS in Business Management, Fairfield University.


September 28, 2016
PROSTKR-708
                                       3

The following disclosure is added under the "ADDITIONAL INDEX INFORMATION" heading of the "APPENDIX" section of the fund's prospectus.



STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


               Please Retain This Supplement for Future Reference


September 28, 2016
PROSTKR-708
                                       4